UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

HPS CORPORATE LENDING FUND

(Exact name of Registrant as specified in Its Charter)

Delaware	814-01431	84-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 17, 2025 (the “Amendment Date”), HPS Corporate Lending Fund (the “Fund”) executed the Third Amendment to Loan and Security Agreement (the “Amendment”), amending that certain Loan and Security Agreement, dated as of March 28, 2024, among the Fund, as equityholder and as collateral manager, HLEND Holdings E, L.P. as borrower (the “Borrower”), Wells Fargo Bank, National Association, as administrative agent and swingline lender, U.S. Bank Trust Company, National Association, as collateral agent, U.S. Bank National Association, as document custodian, and the lenders from time to time party thereto (as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 18, 2024, as amended by that certain Second Amendment to Loan and Security Agreement, dated as of December 20, 2024, and as further amended and/or supplemented from time to time prior to the Amendment Date, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended by the Amendment).

The Amendment, among other things, (a) increases the total facility amount from $1,000,000,000 to $1,500,000,000, (b) extends the Scheduled Reinvestment Period End Date from November 18, 2027 to April 17, 2028, (c) extends the Facility Maturity Date from November 16, 2029 to April 17, 2030 and (d) includes a swingline sub-facility of up to $200,000,000 where Wells Fargo Bank, National Association is the swingline lender.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation.

The information included under Item 1.01 above regarding the Amendment and the Amended Credit Facility is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Loan and Security Agreement, dated as of April 17, 2025, among HPS Corporate Lending Fund, as equityholder and as collateral manager, HLEND Holdings E, L.P., as borrower, Wells Fargo Bank, National Association, as administrative agent and swingline lender, U.S. Bank Trust Company, National Association, as collateral agent, U.S. Bank National Association, as document custodian, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: April 21, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer